Exhibit 99.1 Deferral Portfolio Reporting August 28, 2020

Round 1 Deferrals $2.2 billion of loans received an Round 1 Deferrals by loan type initial deferral Total $2.2 Billion Mortgage Round 1 deferrals universally C&I $103  granted $838  5% 37% Approximately 20% of entire loan Consumer $29  portfolio received an initial deferral 1% $1.3 billion, or 57%, of initial deferrals were ICRE ICRE $2.0 billion, or 92%, of the $2.2 $1,264  billion deferral portfolio has exited 57% Round 1 $1.4 billion, or 69%, has returned to Round 1 Deferral Status as of 8/28/2020 a normal payment schedule $625 million, or 31%, has moved Round 1 Deferral Round 1 deferral not into Round 2 Loan Type Round 1 Deferral Expired yet expired ICRE$ 1,263,517 $ 1,188,756 $ 74,762 $186 million, or 8%, of initial C&I 838,477 747,889 90,588 Mortgage 103,511 92,406 11,105 deferrals yet to expire Consumer 28,658 19,473 9,184 Total Deferral Portfolio $ 2,234,163 $ 2,048,524 $ 185,639 All dollars shown in millions 2

Round 2 Deferrals Round 2 Deferrals $2.0 billion, or 92%, of the $2.2 Total $625.3 Million billion deferral portfolio has exited Mortgage Round 1 C&I $ 11,138  $ 185,919  2% 30% $1.4 billion, or 69%, has returned to a Consumer normal payment schedule $ 1,347  0% $625 million, or 31%, has moved into Round 2 ICRE $ 426,921  Round 2 deferrals 68% Granted on a case by case basis Relationship managers performed enhanced due diligence of borrower Deferral Status as of 8/28/2020 operations, financial condition, liquidity Round 1 Deferral and cash flow during the deferral Round 1 Deferral Returned to Normal Round 2 Deferral period Loan Type Expired Payment Schedule Granted ICRE$ 1,188,756 $ 761,835 $ 426,921 68% of round 2 deferrals for ICRE C&I 747,889 561,969 185,920 borrowers Mortgage 92,406 81,268 11,138 $203 million, or 32%, of Round 2 Consumer 19,473 18,127 1,347 deferrals are making interest only Total Deferral Portfolio $ 2,048,524 $ 1,423,199 $ 625,325 payments All dollars shown in millions 3

Areas of Focus - Round 1 Deferrals Franchise Round 1 Deferrals $290 million, or 64%, of Total $2.2 Billion total franchise portfolio, secured a Round 1 deferral Other $1,067  $182 million, or 66%, of 48% expired Round 1 deferrals have returned to a normal payment schedule Franchise $290  13% Hotel ICRE Hotel $370 million, or 17%, of $507  $370  total Round 1 deferrals 22% 17% $26 million, or 7%, have returned to normal payment schedule Deferral Status as of 8/28/2020 ICRE Retail Round 1 $507 million, or 60%, of Deferrals total ICRE Retail portfolio, Round 1 Returned to Round 2 secured a Round 1 deferral Round 1 Deferrals Normal Payment Deferrals Area of Focus Deferrals Expired Schedule Granted $458 million, or 96%, of expired Round 1 deferrals Franchise$ 290,313 $ 273,782 $ 181,729 $ 92,053 have returned to a normal Hotel 370,015 370,015 25,873 344,141 payment schedule ICRE 506,826 477,349 458,099 19,251 Total - Areas of Focus $ 1,167,154 $ 1,121,146 $ 665,701 $ 455,445 All dollars shown in millions 4

Areas of Focus - Round 2 Deferrals Franchise Continued stress in sit-down concepts Round 2 Deferrals 80% of second deferrals making interest only Total $625.3 Million payments Hotel Other $170  Slowly improving occupancy rates (25-45%) Franchise 27% 93% of initial deferrals have been granted a second $92  deferral ICRE 15% $19  26% of second deferrals are making interest only 3% payments; 74% of second deferrals granted full P&I relief Hotel $344  ICRE Retail 55% $19 million, or 4%, of initial deferrals granted a second Round 2 Deferral Status as of 8/28/2020 Type of Round 2 Deferral – Areas of Focus Round 2 Total $455.4 Million Round 2 Deferrals with Round 2 Full Deferrals Interest Only Payment Area of Focus Granted Payments Deferrals Full Payment  Deferral Franchise$ 92,053 $ 73,461 $ 18,592 $284  Hotel 344,141 90,749 253,392 62% ICRE 19,251 6,900 12,351 Total - Areas of Focus $ 455,445 $ 171,110 $ 284,335 Interest Only  Payment $171  38% All dollars shown in millions 5

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